UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)               January 19, 2006

INSPIRE PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware                                    000-31135                            04-3209022
(State or Other Jurisdiction               (Commission                           (IRS Employer
       of Incorporation)                           File Number)                          Identification No.)

4222 Emperor Boulevard, Suite 200, Durham, North Carolina            27703-8466
(Address of Principal Executive Offices)                                                     (Zip Code)

Registrant's telephone number, including area code          (919) 941-9777

_____________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 19, 2006, the Compensation Committee of the Board of Directors approved the payment of 2005 cash bonuses to the following executive officers in the respective amounts set forth below:

Name and Title	Amount of Bonus
Barry G. Pea, Executive Vice President, Corporate Development and General Counsel	$62,556
Mary B. Bennett, Executive Vice President, Operations and Communications	$62,506
Benjamin R. Yerxa, Chief, Scientific Operations & Alliances	$44,928
Joseph K. Schachle, Senior Vice President, Marketing and Sales	$56,216

As previously disclosed on a Current Report on Form 8-K, on December 8, 2005, the Compensation Committee of the Board of Directors approved the payment of a 2005 cash bonus to Christy L. Shaffer, President and Chief Executive Officer of Inspire, in the amount of $112,320. All of the bonuses will be paid in late January, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inspire Pharmaceuticals, Inc.

By: /s/ Barry G. Pea
Barry G. Pea, Executive Vice President,
Corporate Development and General Counsel

Dated: January 25, 2006